                                                                   Exhibit 23(d)

                          INVESTMENT ADVISORY AGREEMENT

                     ALLEGHANY/MONTAG & CALDWELL GROWTH FUND

         AGREEMENT made this 1st day of February 2001 by and between ALLEGHANY FUNDS, a Delaware business trust (the "Trust"), on behalf of ALLEGHANY/MONTAG & CALDWELL GROWTH FUND (the "Fund") and MONTAG & CALDWELL, INC. (the "Adviser").

         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

         WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

         1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

         2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

         3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

         4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.80% for the first $800 million and 0.60% over $800 million of the Fund's average daily net assets for that month.

         In the event of termination of this Agreement, the fee provided in this
Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

         5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

         6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

         7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

         8. DURATION AND TERMINATION. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

         As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

         9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST                              ALLEGHANY FUNDS FOR
                                    ALLEGHANY/MONTAG & CALDWELL GROWTH FUND

/s/ Michael A. Cozzi

                                    By:/s/ Gerald Dillenburg
                                    Title:  Vice President

ATTEST                              MONTAG & CALDWELL, INC.

/s/ Elizabeth Chester               By:  /s/ Ronald E. Canakaris
                                    Title: President

                          INVESTMENT ADVISORY AGREEMENT

                  ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND

         AGREEMENT made this 1st day of February 2001 by and between ALLEGHANY FUNDS, a Delaware business trust (the "Trust"), on behalf of ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND (the "Fund") and THE CHICAGO TRUST COMPANY (the "Adviser").

         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

         WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.70% of the Fund's average daily net assets for that month.

In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

8. DURATION AND TERMINATION. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST                          ALLEGHANY FUNDS FOR
                                ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND

/s/ Michael A. Cozzi
                                By:/s/ Gerald Dillenburg
                                Title:  Vice President

ATTEST                          THE CHICAGO TRUST COMPANY

/s/ Michael A. Cozzi            By:  /s/ Kenneth C. Anderson
                                Title: Senior Vice President

                          INVESTMENT ADVISORY AGREEMENT

                      ALLEGHANY/TAMRO LARGE CAP VALUE FUND

         AGREEMENT made this 1st day of February 2001 by and between ALLEGHANY FUNDS, a Delaware business trust (the "Trust"), on behalf of ALLEGHANY/TAMRO LARGE CAP VALUE FUND (the "Fund") and TAMRO CAPITAL PARTNERS LLC (the "Adviser").

         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

         WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.80% of the Fund's average daily net assets for that month.

In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

8. DURATION AND TERMINATION. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST                            ALLEGHANY FUNDS FOR
                                  ALLEGHANY/TAMRO LARGE CAP VALUE FUND

/s/ Michael A. Cozzi
                                  By:/s/ Gerald Dillenburg
                                  Title:  Vice President

ATTEST                            TAMRO CAPITAL PARTNERS LLC

/s/ Michael A. Cozzi              By:  /s/ Kenneth C. Anderson
                                  Title: Director

                          INVESTMENT ADVISORY AGREEMENT

                       ALLEGHANY/CHICAGO TRUST TALON FUND

         AGREEMENT made this 1st day of February 2001 by and between ALLEGHANY FUNDS, a Delaware business trust (the "Trust"), on behalf of ALLEGHANY/CHICAGO TRUST TALON FUND (the "Fund") and THE CHICAGO TRUST COMPANY (the "Adviser").

         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

         WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.80% of the Fund's average daily net assets for that month.

In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

8. DURATION AND TERMINATION. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST                             ALLEGHANY FUNDS FOR
                                   ALLEGHANY/CHICAGO TRUST TALON FUND

/s/ Michael A. Cozzi
                                   By:/s/ Gerald Dillenburg
                                   Title:  Vice President

ATTEST                             THE CHICAGO TRUST COMPANY

/s/ Michael A. Cozzi               By:  /s/ Kenneth C. Anderson
                                   Title: Senior Vice President

                          INVESTMENT ADVISORY AGREEMENT

                         ALLEGHANY/TAMRO SMALL CAP FUND

         AGREEMENT made this 1st day of February 2001 by and between ALLEGHANY FUNDS, a Delaware business trust (the "Trust"), on behalf of ALLEGHANY/TAMRO SMALL CAP FUND (the "Fund") and TAMRO CAPITAL PARTNERS LLC (the "Adviser").

         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

         WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.90% of the Fund's average daily net assets for that month.

In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

8. DURATION AND TERMINATION. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST                            ALLEGHANY FUNDS FOR
                                  ALLEGHANY/TAMRO SMALL CAP FUND

/s/ Michael A. Cozzi
                                  By:/s/ Gerald Dillenburg
                                  Title:  Vice President

ATTEST                            TAMRO CAPITAL PARTNERS LLC

/s/ Michael A. Cozzi              By:  /s/ Kenneth C. Anderson
                                  Title: Director

                          INVESTMENT ADVISORY AGREEMENT

                    ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND

         AGREEMENT made this 1st day of February 2001 by and between ALLEGHANY FUNDS, a Delaware business trust (the "Trust"), on behalf of ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND (the "Fund") and VEREDUS ASSET MANAGEMENT LLC. (the "Adviser").

         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

         WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 1.00% of the Fund's average daily net assets for that month.

In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

8. DURATION AND TERMINATION. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST                            ALLEGHANY FUNDS FOR
                                  ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND

/s/ Michael A. Cozzi
                                  By:/s/ Gerald Dillenburg
                                  Title:  Vice President

ATTEST                            VEREDUS ASSET MANAGEMENT LLC


/s/ James R. Jenkins              By:  /s/ B. Anthony Weber
                                  Title: President

                          INVESTMENT ADVISORY AGREEMENT

                  ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND

         AGREEMENT made this 1st day of February 2001 by and between ALLEGHANY FUNDS, a Delaware business trust (the "Trust"), on behalf of ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND (the "Fund") and THE CHICAGO TRUST COMPANY (the "Adviser").

         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

         WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.70% of the Fund's average daily net assets for that month.

In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

8. DURATION AND TERMINATION. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST                            ALLEGHANY FUNDS FOR
                                  ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND

/s/ Michael A. Cozzi
                                  By:/s/ Gerald Dillenburg
                                  Title:  Vice President

ATTEST                            THE CHICAGO TRUST COMPANY

                                  By:  /s/ Kenneth C. Anderson
/s/ Michael A. Cozzi              Title: Senior Vice President

                          INVESTMENT ADVISORY AGREEMENT

                         ALLEGHANY/VEREDUS SCITECH FUND

         AGREEMENT made this 1st day of February 2001 by and between ALLEGHANY FUNDS, a Delaware business trust (the "Trust"), on behalf of ALLEGHANY/VEREDUS SCITECH FUND (the "Fund") and VEREDUS ASSET MANAGEMENT LLC. (the "Adviser").

         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

         WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 1.00% of the Fund's average daily net assets for that month.

In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

8. DURATION AND TERMINATION. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST                                          ALLEGHANY FUNDS FOR
                                                ALLEGHANY/SCITECH FUND

/s/ Michael A. Cozzi
                                                By:  /s/ Gerald Dillenburg
                                                Title: Vice President

ATTEST                                          VEREDUS ASSET MANAGEMENT LLC


/s/ James R. Jenkins                            By: /s/ B. Anthony Weber
                                                Title: President

                          INVESTMENT ADVISORY AGREEMENT

                ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND

         AGREEMENT made this 1st day of February 2001 by and between ALLEGHANY FUNDS, a Delaware business trust (the "Trust"), on behalf of ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND (the "Fund") and BLAIRLOGIE CAPITAL MANAGEMENT (the "Adviser").

         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

         WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.85% of the Fund's average daily net assets for that month.

In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

8. DURATION AND TERMINATION. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST                        ALLEGHANY FUNDS FOR
                              ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND

/s/ Michael A. Cozzi
                              By:/s/ Gerald Dillenburg
                              Title:  Vice President

ATTEST                        BLAIRLOGIE CAPITAL MANAGEMENT

                              By:  /s/ Gavin R. Dobson
/s/ Kate  Church              Title: Chief Executive Officer

                          INVESTMENT ADVISORY AGREEMENT

                   ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND

         AGREEMENT made this 1st day of February 2001 by and between ALLEGHANY FUNDS, a Delaware business trust (the "Trust"), on behalf of ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND (the "Fund") and BLAIRLOGIE CAPITAL MANAGEMENT (the "Adviser").

         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

         WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.85% of the Fund's average daily net assets for that month.

In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

8. DURATION AND TERMINATION. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST                        ALLEGHANY FUNDS FOR
                              ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND

/s/ Michael A. Cozzi
                              By:/s/ Gerald Dillenburg
                              Title:  Vice President

ATTEST                        BLAIRLOGIE CAPITAL MANAGEMENT

                              By:  /s/ Gavin R. Dobson
/s/ Kate  Church              Title: Chief Executive Officer

                          INVESTMENT ADVISORY AGREEMENT

                    ALLEGHANY/MONTAG & CALDWELL BALANCED FUND

         AGREEMENT made this 1st day of February 2001 by and between ALLEGHANY FUNDS, a Delaware business trust (the "Trust"), on behalf of ALLEGHANY/MONTAG & CALDWELL BALANCED FUND (the "Fund") and MONTAG & CALDWELL, INC. (the "Adviser").

         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

         WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.75% of the Fund's average daily net assets for that month.

In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

8. DURATION AND TERMINATION. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST                              ALLEGHANY FUNDS FOR
                                    ALLEGHANY/MONTAG & CALDWELL BALANCED FUND

/s/ Michael A. Cozzi
                                    By:/s/ Gerald Dillenburg
                                    Title:  Vice President
ATTEST
                                    MONTAG & CALDWELL, INC.

/s/ Elizabeth Chester               By:  /s/ Ronald E. Canakaris
                                    Title: President

                          INVESTMENT ADVISORY AGREEMENT

                      ALLEGHANY/CHICAGO TRUST BALANCED FUND

         AGREEMENT made this 1st day of February 2001 by and between ALLEGHANY FUNDS, a Delaware business trust (the "Trust"), on behalf of ALLEGHANY/CHICAGO TRUST BALANCED FUND (the "Fund") and THE CHICAGO TRUST COMPANY (the "Adviser").

         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

         WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.70% of the Fund's average daily net assets for that month.

In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

8. DURATION AND TERMINATION. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST                             ALLEGHANY FUNDS FOR
                                   ALLEGHANY/CHICAGO TRUST BALANCED FUND

/s/ Michael A. Cozzi
                                   By:/s/ Gerald Dillenburg
                                   Title:  Vice President

ATTEST                             THE CHICAGO TRUST COMPANY

                                   By:  /s/ Kenneth C. Anderson
/s/ Michael A. Cozzi               Title: Senior Vice President

                          INVESTMENT ADVISORY AGREEMENT

                        ALLEGHANY/CHICAGO TRUST BOND FUND

         AGREEMENT made this 1st day of February 2001 by and between ALLEGHANY FUNDS, a Delaware business trust (the "Trust"), on behalf of ALLEGHANY/CHICAGO TRUST BOND FUND (the "Fund") and THE CHICAGO TRUST COMPANY (the "Adviser").

         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

         WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.55% of the Fund's average daily net assets for that month.

In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

8. DURATION AND TERMINATION. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST                              ALLEGHANY FUNDS FOR
                                    ALLEGHANY/CHICAGO TRUST BOND FUND

/s/ Michael A. Cozzi
                                    By:/s/ Gerald Dillenburg
                                    Title:  Vice President

ATTEST                              THE CHICAGO TRUST COMPANY

                                    By:  /s/ Kenneth C. Anderson
/s/ Michael A. Cozzi                Title: Senior Vice President

                          INVESTMENT ADVISORY AGREEMENT

                   ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND

         AGREEMENT made this 1st day of February 2001 by and between ALLEGHANY FUNDS, a Delaware business trust (the "Trust"), on behalf of ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND (the "Fund") and THE CHICAGO TRUST COMPANY (the "Adviser").

         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

         WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.60% of the Fund's average daily net assets for that month.

In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

8. DURATION AND TERMINATION. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST                             ALLEGHANY FUNDS FOR
                                   ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND

/s/ Michael A. Cozzi
                                   By:/s/ Gerald Dillenburg
                                   Title:  Vice President

ATTEST                             THE CHICAGO TRUST COMPANY

                                   By:  /s/ Kenneth C. Anderson
/s/ Michael A. Cozzi               Title: Senior Vice President

                          INVESTMENT ADVISORY AGREEMENT

                    ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND

         AGREEMENT made this 1st day of February 2001 by and between ALLEGHANY FUNDS, a Delaware business trust (the "Trust"), on behalf of ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND (the "Fund") and THE CHICAGO TRUST COMPANY (the "Adviser").

         WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

         WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund.

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Fund and the Adviser as follows:

1. APPOINTMENT. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. DUTIES OF ADVISER. As investment adviser, the Adviser shall: (1) manage the investment and reinvestment of the assets of the Fund, (ii) continuously review, supervise and administer the investment program of the Fund, (iii) determine in its discretion, the assets to be held uninvested, (iv) provide the Trust with records concerning the Adviser's activities which are required to be maintained by the Trust and (v) render regular reports to the Trust's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust and in compliance with the objectives, policies and limitations set forth in the Fund's then effective prospectus and statement of additional information. The Adviser accepts such employment and agrees to render such services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform such services on the terms and for the compensation provided herein.

3. PORTFOLIO TRANSACTIONS. The Adviser shall select and monitor the selection of the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Fund are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Fund, or be in breach of any obligation owing to the Trust or in respect of the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and Trustees of the Trust such information relating to Fund transactions as they may reasonably request.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 2 and 3 of this Agreement, the Fund shall pay to the Adviser within five business days after the end of each calendar month a monthly fee of one-twelfth of 0.40% of the Fund's average daily net assets for that month.

In the event of termination of this Agreement, the fee provided in this Section 4 shall be paid on a pro-rata basis, based on the number of days during which this Agreement was in effect.

5. REPORTS. The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

7. LIABILITY OF ADVISER. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

8. DURATION AND TERMINATION. The term of this Agreement shall commence on the date hereof and shall continue in effect until December 31, 2001. This Agreement may continue in effect after its initial term only if such continuance is approved at least annually by (i) the Trust's Board of Trustees or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Fund. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 8, the terms "assignment", "interested person" and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule l8f-2 thereunder.

9. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund and (ii) a majority of the Trustees, including a majority of the Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST                           ALLEGHANY FUNDS FOR
                                 ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND

/s/ Michael A. Cozzi             By:/s/ Gerald Dillenburg
                                 Title:  Vice President

ATTEST                           THE CHICAGO TRUST COMPANY


/s/ Michael A. Cozzi             By:  /s/ Kenneth C. Anderson
                                 Title: Senior Vice President





                                        2